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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                Salomon Brothers Emerging Markets Debt Fund Inc.
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             (Exact name of registrant as specified in its charter)

               Maryland                                  52-2405527
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(State of incorporation or organization)   (I.R.S. Employer Identification No.)

   125 Broad Street, New York, New York                    10004
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 (Address of principal executive offices)               (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [_]

Securities Act registration statement file number to which this form relates:
  333-105190 (if applicable)
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Securities to be registered pursuant to Section 12(b) of the Act:

        Title of each class                    Name of each exchange on which
        to be so registered                    each class is to be registered
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Common Stock, par value $0.001               New York Stock Exchange, Inc.
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Securities to be registered pursuant to Section 12(g) of the Act:  None

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to Be Registered.

          Information concerning the Common Stock is contained in the prospectus included in the Registrant's Registration Statement on Form N-2 (Registration Nos. 333-105190 and 811-21343) filed by the Registrant pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, on May 13, 2003 (Accession No. 0001193125-03-004657), as amended by pre-effective amendment no. 1 filed on October 7, 2003 (Accession No. 0001193125-03-058742) and pre-effective amendment no. 2 filed on October 27, 2003 (Accession No. 0001193125-03-067709), under the caption "Description of Shares." That description is incorporated herein by reference.

Item 2. Exhibits.

          Pursuant to the Instructions as to Exhibits, no exhibits are filed herewith or incorporated herein by reference.

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                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                         SALOMON BROTHERS EMERGING MARKETS
                                         DEBT FUND INC.

                                         By   /s/ R. Jay Gerken
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                                                  R. Jay Gerken
                                                  President

     Date: October 31, 2003

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